The Preferred Group of Mutual Funds Prospectus Supplement dated May 3, 1999, to Prospectus dated November 1, 1998, as revised May 3, 1999.


The Preferred Growth Fund

Kathleen McCarragher, Executive Vice President at Jennison Associates LLC ("Jennison"), has assumed primary responsibility for the day-to-day management of the Fund's portfolio. Ms. McCarragher has been employed by Jennison since May 1998. Ms. McCarragher was employed by Weiss Peck & Greer (Investment Management) from May 1992 to May 1998.

1-800-662-GROW
P.O. Box 8320
Boston, MA 02266-8320
Distributed by Caterpillar Securities Inc.